Exhibit 10.4

June 28, 2019

CONSENT

BY ELECTRONIC TRANSMISSION

Cinedigm Corp.

45 West 36th Street, 7th Floor

New York, NY 10018

Ladies and Gentlemen:

We refer to the Second Lien Loan Agreement, dated as of July 14, 2016 (as amended, amended and restated, supplemented or otherwise modified before the date hereof, the “Second Lien Loan Agreement”), among Cinedigm Corp. (the “Borrower”), certain Lenders, and Cortland Capital Market Services LLC, as Agent. Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Second Lien Loan Agreement.

Under Section 7.1(a) of the Second Lien Agreement, failure by the Borrower to pay (i) any principal of any Loan when the same becomes due and payable (whether at stated maturity, upon prepayment or otherwise), (ii) any interest payable under any Loan Document and such non-payment continues for a period of three (3) Business Days after the due date therefor or (iii) any fee under any Loan Document or any other Obligation (other than those set forth in the immediately preceding clauses (i) and (ii) above) and such non-payment continues for a period of five Business Days after the due date therefor shall constitute an Event of Default unless waived or consented to by the Required Lenders and the Agent (or by the Agent with the consent of the Required Lenders).

Upon the payment of all fees and expenses of counsel to the Lead Lender and the Agent due to such Lead Lender and Agent from the Borrower pursuant to Section 10.3 of the Second Lien Loan Agreement, Lenders hereby waive any default or Event of Default that result from the Borrower’s failure to pay the outstanding principal balance of the Loan, accrued and unpaid interest or any other Obligation on the Maturity Date. Such waiver will terminate on July 3, 2019 without any further notice to the Borrower.

Nothing contained in this letter agreement or any delay by the Agent or any Lender in exercising any rights, powers, privileges and remedies under the Second Lien Loan Agreement with respect to any Default or Events of Default now existing or hereafter arising under the Second Lien Loan Agreement or any of the other Loan Documents shall be construed as a waiver or modification of such rights, powers, privileges and remedies.

This letter agreement is a Loan Document. On and after the date hereof, each reference in the Second Lien Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Second Lien Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Second Lien Loan Agreement as amended by this letter agreement.

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Sincerely yours,

CORTLAND CAPITAL MARKET SERVICES LLC, as Agent

By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

AGREED AND ACKNOWLEDGED:

CINEDIGM CORP.

By	/s/ Gary S. Loffredo
Name:
Title:

ADM CINEMA CORPORATION

By	/s/ Gary S. Loffredo
Name:
Title:

VISTACHIARA PRODUCTIONS, INC.

By	/s/ Gary S. Loffredo
Name:
Title:

VISTACHIARA ENTERTAINMENT, INC.

By	/s/ Gary S. Loffredo
Name:
Title:

CINEDIGM ENTERTAINMENT CORP.

By	/s/ Gary S. Loffredo
Name:
Title:

CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By	/s/ Gary S. Loffredo
Name:
Title:
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CINEDIGM HOME ENTERTAINMENT, LLC

By	/s/ Gary S. Loffredo
Name:
Title:

DOCURAMA, LLC

By	/s/ Gary S. Loffredo
Name:
Title:

DOVE FAMILY CHANNEL, LLC

By	/s/ Gary S. Loffredo
Name:
Title:

CINEDIGM OTT HOLDINGS, LLC

By	/s/ Gary S. Loffredo
Name:
Title:

CINEDIGM PRODUCTIONS, LLC

By	/s/ Gary S. Loffredo
Name:
Title:
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Ronald L. Chez IRA

By:	/s/ Ronald L. Chez
Name:
Title:

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CHRIS AND JAMIE MCGURK LIVING TRUST

By:	/s/ Christopher J. McGurk
Name: Christopher J. McGurk
Title: Trustee

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Millennium Trust Company, LLC, Custodian for the benefit of Patrick O’Brien, IRA

By:	/s/ Elijah Radakovich
Name: Elijah Radakovich
Title: Supervisor – Alternative Operations

Patrick O’Brien

By:	/s/ Patrick O’Brien
Name: Patrick O’Brien
Title: Beneficiary of the Patrick O’Brien, IRA

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HACKETT FAMILY TRUST

By:	/s/ Terry C. Hackett
Name: Terry C. Hackett
Title: Trustee

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Lotus Investors LLC

By:	/s/ Gary Simon
Name: Gary Simon
Title: Managing Member

Hedy Kleinman Marital Trust

By:	/s/ Gary Simon
Name: Gary Simon
Title: Trustee

Hudson Asset Partners LC

By:	/s/ Gary Simon
Name: Gary Simon
Title: Manager

UVE Partners LLC

By:	/s/ Gary Simon
Name: Gary Simon
Title: Managing Member

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BlueMountain Credit Alternatives Master Fund L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BlueMountain Montenvers Master Fund SCA SICAV-SIF

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BlueMountain Logan Opportunities Master Fund L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BlueMountain Foinaven Master Fund L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BlueMountain Equity Alternatives Master Fund L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

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Wolverine Flagship Fund Trading Limited

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel
Title: Authorized Signatory
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PEAK6 Capital Management LLC

By: PEAK6 Investments LLC, its member

By:	/s/ Jay Coppoletta
Name: Jay Coppoletta
Title: Chief Corporate Development and Legal Officer

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